IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

April 1, 2006

Computershare Trust Company
350 Indiana Street, Suite 800
Golden, CO 80401

Attention: Securities Team A

RE: PACER HEALTH CORPORATION

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) of even date herewith by and between Pacer Health Corporation, a Florida corporation (the “Company”), and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) and that certain Insider Pledge and Escrow Agreement (the “Pledge Agreement”) of even date herewith among the Pledgor, the Buyers and David Gonzalez, as escrow agent (the “Escrow Agent”). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, convertible debentures (collectively, the “Debentures”) in the aggregate principal amount of Two Million Dollars ($2,000,000), plus accrued interest, which are convertible into shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), at the Buyers discretion. The Company has also issued to the Buyer warrants to purchase up to 35,000,000 shares of Common Stock, at the Buyer’s discretion (the “Warrant”). These instructions relate to the following stock or proposed stock issuances or transfers:

1.
Shares of Common Stock to be issued to the Buyers upon conversion of the Debentures (“Conversion Shares”) plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the “Interest Shares”).

2.	Up to 35,000,000 shares of Common Stock to be issued to the Buyers upon exercise of the Warrant (the “Warrant Shares”).

3.	The transfer of up to 430,422,903 shares of Common Stock (the “Escrowed Shares”) that have been delivered to the Escrow Agent pursuant to the Pledge Agreement.

This letter shall serve as the Company’s irrevocable authorization and direction to Computershare Trust Company (the “Transfer Agent”) to do the following:

1.	Conversion Shares and Warrant Shares.

a.
Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the “Conversion Notice”) in the form attached as Exhibit A to the Debentures, or a properly completed and duly executed Exercise Notice (the “Exercise Notice”) in the form attached as Exhibit A to the Warrant, delivered to the Transfer Agent by the Escrow Agent on behalf of the Company. Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer’s or their designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

b.
The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto, and that if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

c.
In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d.
Instructions Applicable to Escrow Agent. Upon the Escrow Agent’s receipt of a properly completed Conversion Notice or Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice as the case may be, which the Company acknowledges and agrees shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

2.	Escrowed Shares.

a.
With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent (“Escrow Notice”) to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice and the share certificate along with a properly executed stock power with Medallion guarantee, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel and the share certificate along with a properly executed stock power with Medallion guarantee. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1b.

b.
In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purpose of transferring the Escrow Shares.

3.	All Shares.

a.
The Transfer Agent shall reserve for issuance to the Buyers a minimum of 296,873,754 Conversion Shares and 35,000,000 Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b.
The Company hereby irrevocably appoints the Escrow Agent as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

c.
The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice, or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice, or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

d.
The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

 Removal of Transfer Agent. The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyers.

Resignation of Transfer Agent. The Transfer Agent may resign at any time upon giving at least thirty (30) days written notice to the parties; provided, however, that no such resignation shall become effective until the appointment of a successor transfer agent, which shall be accomplished by the parties using their best efforts to mutually agree on a successor transfer agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor transfer agent within such time, the Transfer Agent shall have the right to petition a court of competent jurisdiction for the appointment of a successor transfer agent. The successor transfer agent shall execute and deliver an instrument accepting such appointment and agreeing to be bound by the terms and conditions set forth in these Irrevocable Transfer Instructions and it shall, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor transfer agent as if originally named as transfer agent.

The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than closing bid price determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the closing bid price of the Common Stock determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company’s Common Stock.

 The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company indemnifies and holds the Transfer Agent, its legal representatives, agents and successors harmless from and against any and all claims, actions, suits and from and against any and all liabilities, losses, damages, judgments, costs, charges, counsel fees and other expenses of every nature and character which may arise from, or in connection with, any and all acts of any kind or description taken by Transfer Agent pursuant to the terms of these Irrevocable Transfer Agent Instructions including, without limitation, issuance of shares free of any restrictive legend as authorized in paragraph 1(b) above without receipt by Transfer Agent of any sale confirmation letter from Company or its authorized representative. The liability of the Company under this indemnification shall be absolute and unconditional and shall include liability for any costs, charges, attorney’s fees and other expenses incurred by Transfer Agent in enforcing the terms of this indemnity and the rights hereunder.

The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

Pacer Health Corporation

By:_____________________________
Name: Rainier Gonzalez
Title: Chief Executive Officer
ESCROW AGENT:

________________________________
David Gonzalez, Esq.

COMPUTERSHARE TRUST COMPANY, INC.

By:________________________________
Name:______________________________
Title:_______________________________

COMPUTERSHARE TRUST COMPANY, INC.

By:__________________________________
Name:_______________________________
Title:________________________________

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyers

Cornell Capital Partners, LP	By: Yorkville Advisors, LLC	101 Hudson Street - Suite 3700
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201) 985-8266

By:______________________
Name: Mark Angelo
Its: Portfolio Manager

SCHEDULE I-1

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

_________, 2006

________

Attention:

RE: PACER HEALTH CORPORATION

Ladies and Gentlemen:

We are counsel to Pacer Health Corporation, (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of April 1, 2006 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) pursuant to which the Company has agreed to sell to the Buyers up to $2,000,000 of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of April 1, 2006, with the Buyers (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

By:_____________________

EXHIBIT I-2

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2006

VIA FACSIMILE AND REGULAR MAIL

________

Attention:

RE: PACER HEALTH CORPORATION

Ladies and Gentlemen:

We have acted as special counsel to Pacer Health Corporation (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 2006.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT II

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

EXHIBIT II-2

EXHIBIT A

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A